Q1 2018 Corporate Overview and Financial Results May 4, 2018

Contents and Glossary

3 Important information regarding forward-looking statements and use of non-GAAP financial measures

4 About SVB

8 Financial performance

35 Outlook for 2018

36 Interest rate sensitivity

37 Regulatory environment

38 Capital

40 Non-GAAP reconciliations

The following terms are used throughout this presentation to refer to certain SVB-specific metrics:

- **Core Fee Income –** fees from letters of credit, client investments, credit cards, deposit service charges, foreign exchange and lending-related fees, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at the end of this presentation for more information.
- **Total Client Funds –** the sum of on-balance sheet deposits and off-balance sheet client investment funds.
- **Fixed Income Securities –** Comprised primarily of available-for-sale ("AFS") and held-to-maturity ("HTM") securities held on the balance sheet.

Important information

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance, and are subject to known and unknown risks and uncertainties, many of which may be beyond our control. You can identify these and other forward-looking statements by the use of words such as "becoming," "may," "will," "should," "could," "would," "predict," "potential," "continue," "anticipate," "believe," "estimate," "seek," "expect," "plan," "intend," the negative of such words, or comparable terminology. In this presentation, we make forward-looking statements discussing management's expectations about, among other things: economic conditions; opportunities in the market; outlook on our clients' performance; our financial, credit, and business performance, including potential investment gains, loan growth, loan mix, loan yields, credit quality, deposits, noninterest income, and expense levels; and financial results (and the components of such results) for certain quarters in, and for the full year 2018. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we have based these expectations on our current beliefs as well as our assumptions, and such expectations may prove to be incorrect.

We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. Our actual results of operations and financial performance could differ significantly from those expressed in or implied by our management's forward-looking statements. Important factors that could cause our actual results and financial condition to differ from the expectations stated in the forward-looking statements include, among others: deterioration, weaker than expected improvement, or other changes in the state of the economy or the markets in which we conduct business or are served by us (including the levels of IPOs and M&A activities); changes in the volume and credit quality of our loans; the impact of changes in interest rates or market levels or factors affecting or affected by them, especially on our loan and investment portfolios; changes in our deposit levels; changes in the performance or equity valuations of funds or companies in which we have invested or hold derivative instruments or equity warrant assets; variations from our expectations as to factors impacting our cost structure; changes in our assessment of the creditworthiness or liquidity of our clients or unanticipated effects of credit concentration risks which create or exacerbate deterioration of such creditworthiness or liquidity; accounting changes, as required by Generally Accepted Accounting Principles (GAAP); and regulatory, tax or legal changes or their impact on us.

We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, including (i) our latest Annual Report on Form 10-K; (ii) our latest Quarterly Report on Form 10-Q; and (iii) our most recent earnings release filed on Form 8-K. These documents contain and identify important risk factors that could cause the Company's actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of the date of this presentation. We assume no obligation and do not intend to revise or update any forward-looking statements contained in this presentation, except as required by law.

This presentation shall not constitute an offer or solicitation in connection with any securities.

Use of Non-GAAP Financial Measures

To supplement our financial disclosures that are presented in accordance with GAAP, we use certain non-GAAP measures of financial performance (including, but not limited to, non-GAAP core fee income, non-GAAP noninterest income, non-GAAP net gains on investment securities, non-GAAP non-marketable and other securities, non-GAAP noninterest expense and non-GAAP financial ratios) of financial performance. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non-GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirement.

We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures (as applicable), provide meaningful supplemental information regarding our performance by: (i) excluding amounts attributable to non-controlling interests for which we effectively do not receive the economic benefit or cost of, where indicated, or (ii) providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. However, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, net income or other financial measures prepared in accordance with GAAP. Under the "Non-GAAP reconciliations" section at the end of this presentation, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP financial measures used in this presentation, or a reconciliation of the non-GAAP calculation of the financial measure. Please refer to that section for more information.

svb **Q1 2018 Corporate Overview and Financial Results** May 4, 2018 3

SVB: A unique financial services company 35 years of focus on innovation companies, investors and influencers Strong market position Robust client funds franchise Diversified revenue streams $52.4B assets Global presence $23.8B loans $110.5B total client funds Average balances for Q1'18 Q1 2018 Corporate Overview and Financial Results May 4, 2018 4

We serve the global Innovation Economy

Technology + Life Sciences + Healthcare

Accelerator (Early Stage)
Revenue
<$5M

Growth
Revenue
$5M-$75M

Corp Fin
Revenue
>$75M

Investors
Private Equity
Venture Capital

Individuals
Private Bank
Wealth Management

svb >
Q1 2018 Corporate Overview and Financial Results May 4, 2018
5

Serving innovative companies and the investors and individuals behind them Silicon Valley Bank SVB Capital SVB Private Bank/ Global commercial banking Private venture investing Wealth Advisory for innovators, enterprises expertise, oversight Private banking and investment and investors and fund management strategies for influencers in the innovation ecosystem Q1 2018 Corporate Overview and Financial Results May 4, 2018 6

A strong, seasoned management team

- Average tenure of 11 years at SVB
- Diverse experience and skill sets to help direct our growth



Dan Beck

CHIEF FINANCIAL OFFICER
1 year at SVB



Greg Becker

PRESIDENT AND CEO
SVB FINANCIAL GROUP
25 years at SVB



Marc Cadieux

CHIEF CREDIT OFFICER
26 years at SVB



John China

HEAD OF TECHNOLOGY BANKING
22 years at SVB



Phil Cox

HEAD OF EMEA AND
PRESIDENT OF THE UK BRANCH
9 years at SVB



Mike Descheneaux

PRESIDENT
SILICON VALLEY BANK
11 years at SVB



Michelle Draper

CHIEF MARKETING OFFICER
5 years at SVB



Mike Dreyer

CHIEF OPERATIONS OFFICER
2 years at SVB



Chris Edmonds-Waters

CHIEF HUMAN RESOURCES
OFFICER
14 years at SVB



Laura Izurieta

CHIEF RISK OFFICER
2 years at SVB



Roger Leone

CHIEF INFORMATION OFFICER
3 years at SVB



Michael Zuckert

GENERAL COUNSEL
4 years at SVB

svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
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Q1'18 Market Factors Strong Liquidity Higher Interest Rates Lower Taxes • Highest pace of VC • Fed Funds +25 bps in • SVB's effective tax funding since 2006 March rate declined to ($28.2B) • 1M LIBOR +32 bps, 27.5%, compared to • Strong secondary 3M LIBOR +62 bps 42.0% for FY 2017, offerings by SVB clients • 5Y Treasury +36 bps due to federal tax ($2.4B) cuts • 15 U.S. VC-backed, Tech/LS IPOs Q1 2018 Corporate Overview and Financial Results May 4, 2018 8

Q1'18 Takeaways EPS: $3.63 Net Income: $195.0M Highlights (vs. Q4'17) • Outstanding Growth • Non-interest expense: +0.5% – Average total client funds:+7.9% • Stable credit quality – Average loans: +6.1% • Lower tax expense – Net interest income: +6.5% • Bank Tier 1 Leverage ratio: 7.69% – Core fee income: +8.1% (+13 bps) – Return on equity: 18.12% • Improved revenue and balance sheet (+703 bps) growth outlook Challenges • Improved momentum in exit markets, but still not back to historical levels • Complex regulatory environment Q1 2018 Corporate Overview and Financial Results May 4, 2018 9

Q1'18 key earnings drivers • +$26.2M of loan and investment interest income from strong loan and deposit growth, higher rates • +$8.6M of core fees due to higher client investment fees driven by higher balances and spreads, plus strong transaction volumes • $19.2M of warrant asset gains • $18.4M of investment securities gains, net of NCI and impact of Roku Positive earnings impact earnings Positive • Lower income tax expense due to tax reform (27.5% effective tax rate) • $22.2M of losses from sale of Roku public equity securities following expiration of lockup • +$1.4M of noninterest expense including ◦ $8.8M of higher compensation and benefits expense ($6.5M related to Q1 seasonal expenses) Negative earnings impact earnings Negative ◦ Partially offset by $6.9M of lower professional services expense Q1 2018 Corporate Overview and Financial Results May 4, 2018 10

Quarterly highlights

	Q1'17	Q2'17	Q3'17	Q4'17[1]	Q1'18
Diluted earnings per share	$1.91	$2.32	$2.79	$2.19	$3.63
Net income available to common stockholders	$101.5M	$123.2M	$148.6M	$117.2M	$195.0M
Average loans	$20.1B	$20.5B	$21.6B	$22.4B	$23.8B
Change	*4.2%*	*2.2%*	*5.2%*	*4.0%*	*6.1%*
Average deposits	$40.0B	$42.1B	$44.0B	$44.8B	$46.1B
Change	*0.7%*	*5.5%*	*4.5%*	*1.7%*	*3.0%*
Average off-balance sheet client investment funds	$46.1B	$49.1B	$53.3B	$57.6B	$64.4B
Change	*2.6%*	*6.5%*	*8.5%*	*8.1%*	*11.8%*
Average fixed income securities	$21.2B	$21.5B	$23.1B	$23.8B	$24.0B
Net interest margin	2.88%	3.00%	3.10%	3.20%	3.38%
Net interest income	$310.0M	$342.7M	$374.0M	$393.7M	$419.9M
GAAP non-interest income	$117.7M	$128.5M	$158.8M	$152.3M	$155.5M
Non-GAAP non-interest income, net of non-controlling interests[2]	$111.1M	$119.0M	$153.2M	$144.5M	$142.5M
Net charge-offs / Average total gross loans (annualized)	0.25%	0.44%	0.19%	0.23%	0.15%
Non-interest expense	$237.6M	$251.2M	$257.8M	$264.0M	$265.4M
Effective tax rate[3]	33.62%	36.78%	39.58%	53.54%	27.50%
Return on average SVBFG stockholders' equity (annualized)	11.03%	12.75%	14.59%	11.09%	18.12%
Return on average assets (annualized)	0.91%	1.04%	1.18%	0.92%	1.51%

1) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
2) This is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information.
3) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Q4'17 included $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 11

Annual highlights

	2013	2014	2015	2016	2017[2,3]
Diluted earnings per share	$4.67	$5.31[1]	$6.62	$7.31	$9.20[4]
Net income available to common stockholders	$214.5M	$263.9M[1]	$343.9M	$382.7M	$490.5M
Average loans *Change*	$9.4B *23.7%*	$11.5B *23.0%*	$14.8B *28.3%*	$18.3B *23.8%*	$21.2B *15.7%*
Average deposits *Change*	$19.6B *9.5%*	$28.3B *44.4%*	$36.3B *28.2%*	$38.8B *6.8%*	$42.7B *10.3%*
Average off-balance sheet client investment funds *Change*	$24.2B 19.8%	$30.0B 24.0%	$39.2B 30.6%	$43.4B 10.5%	$51.5B 18.8%
Average fixed-income securities[5]	$10.6B	$16.6B	$22.3B	$21.5B	$22.4B
Net interest margin	3.29%	2.81%	2.57%	2.72%	3.05%
Net interest income	$697.3M	$856.6M	$1,006.4M	$1,150.5M	$1,420.4M
GAAP non-interest income	$673.2M	$572.2M	$472.8M	$456.6M	$557.2M
Non-GAAP non-interest income , net of non-controlling interests[5]	$330.3M	$352.5M	$441.1M	$448.5M	$527.8M
Net charge-offs / Average total gross loans (annualized)	0.33%	0.32%	0.30%	0.46%	0.27%
Non-interest expense[6]	$607.6M	$700.7M	$780.0M	$859.8M	$1,010.7M
Effective tax rate[7]	40.63%	41.02%	39.95%	39.55%	42.02%
Return on average SVBFG stockholders' equity (annualized)	11.13%	10.46%[1]	11.18%	10.90%	12.38%
Return on average assets (annualized)	0.92%	0.80%[1]	0.84%	0.87%	1.01%

1) Includes post-tax net loss of $11.4M related to the sale of our SVBIF entity in India
2) Included in diluted earnings per common share and net income available to common stockholders in 2017 are tax benefits recognized associated with the adoption of Accounting Standards Update 2016-09, Improvements to Employee Share-Based Payment Accounting in the first quarter of 2017. This guidance was adopted on a prospective basis with no changes to prior period amounts.
3) In Q1'17 we revised prior periods' presentation of noninterest expense to conform to the current period presentation, which reflect our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods' presentation, our provision for unfunded credit commitments were reported as a component of noninterest expense. All prior periods have been revised to reflect this change.
4) EPS was impacted $0.80 due to the $37.6M of additional income tax expense due to tax reform and $8.8M of losses on AFS security sales in connection with our treasury and tax management objectives.
5) Includes available-for-sale and held-to-maturity securities held on the balance sheet
6) Non-GAAP noninterest income, net of non-controlling interests is a non-GAAP measure. Please see non-GAAP reconciliations at end of this presentation for more information
7) Our effective tax rate is calculated by dividing income tax expense by the sum of income before income tax expense and net income attributable to noncontrolling interests. Included in 2017 is $37.6M of additional income tax expense due to the revaluation of deferred tax assets and investments in low income housing tax credit funds following tax reform.

svb › Q1 2018 Corporate Overview and Financial Results May 4, 2018 12

Q1'18 Growth driven primarily by Private Equity by Private primarily driven Growth Q1 2018 Corporate andFinancialResults Overview Billions $ $ $15 : Average loansgrew 2 2 0 5 $ $ Q 2 2 1'17 0.4 0.1 Aver May 4,2018 a el ge $ $ Q 2 2 2' 0.5 1.0 o 17 a n s Q $ $ 2 2 3' 1 2 17 Perio . . 6 2 6.1% d - e n Q $ $ l d 2 2 4'17 2 3 o . . a 4 1 n s $ Q $ 2 2 1'18 4.6 3 . 8 13 SVB 2014 4:3

Wine $0.9 4% A diversified loanportfolio Q1 2018 Corporate andFinancialResults Overview Private Bank $2.7 Gross Loans: billion $24.7 11% Venture Capital Private Equity/Private $11.2 45% Other $0.3 1% 4 May 4,2018 Software/ Internet $6.3 25% Life Science/ Healthcare $2.0, 8% 1,2 Hardware $1.3, 6% Technology andLife Science/Healthcare Only 4) Primarily capital calllinesofcredit Primarily Technology andLife Science/Healthcare percentages are asa% ofTotal GrossLoans 4) 3) Bank includesloansdesignatedasConsumer Private Loans (including realestatesecured Asof3/31/2018;gross loansdonotincludedeferred fees andcosts. 2) 1) loans) inourearnings releasesandourForm 10-Kand10-Q reports. $9.6 billion Sponsored Buyout Non-Early Stage Balance Sheet Early Stage $2.4 $2.2 $2.2 $1.5 $1.3 (5%) Other ( (9%) (9%) (6%) ( 39% 10% ) ofGrossLoans) is asset-based lending Investor-dependent 2 Investor-dependent 1 Cash flowdependent2 Cash flowdependent1 covered by current Cash flowandhybrid Revenue: $0-$5M Revenue >$5M Balance-sheet assets; $1.0B dependent 1,3 14 SVB 2014 4:3

Our loan portfolio has evolved over time • Private Equity has driven the majority of recent growth, although we have seen growth in all niches • Our Private Equity portfolio has historically been characterized by lower yields (relative to the rest of our portfolio) and high credit quality Loans, net of unearned income 12% $30 11% 10% $24.6 $25 9% 9% $23.1 8% 8% $19.9 $20 $16.7 $14.4 $15 $10.9 Billions 6% 6% 6% 6% $8.9 $10 $7.0 $5.5 $4.5 $5.5 $5 $0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 3/31/18 Period Ending Software/internet Hardware Private equity/venture capital Life science/healthcare Premium wine Private Bank Other Early-stage loans as % of loan portfolio Q1 2018 Corporate Overview and Financial Results May 4, 2018 15

Q1'18: Net interest income grew 6.5%

Higher average loan and investment balances and higher interest rates drove net interest income increase



$500
$400
$300
$200
$100
$0
Millions
8%
6%
4%
2%
0%
6.27%
$421.2
3.38%
2.25%
1.75%
$91.3
Q1'08
Q1'09
Q1'10
Q1'11
Q1'12
Q1'13
Q1'14
Q1'15
Q1'16
Q1'17
Q1'18
Net interest income*
Net interest margin
Federal Funds target rate

* Net interest income is presented on a fully taxable equivalent basis to consistently reflect income from taxable loans and securities and tax-exempt securities based on the federal statutory tax rate of 35 percent for periods prior to 2018 and 21 percent for 2018 svb

Q1 2018 Corporate Overview and Financial Results May 4, 2018

16

Higher rates drive continued margin improvement, as portfolio mix continues shift towards PES



10%
8.78%
6.27%
5%
2.25%
0%
50%
45.4%
5.06%
4.48%
25%
3.38%
2.50%
1.75%
0%
Interest Rates/Yields
PE/VC % of Loan Portfolio
Q1'08
Q1'09
Q1'10
Q1'11
Q1'12
Q1'13
Q1'14
Q1'15
Q1'16
Q1'17
Q1'18
Net interest margin
Loan yield
Private Equity/Venture Capital
Federal Funds target rate
1 Month LIBOR
3 Month LIBOR

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 17

Q1'18: Credit quality remained stable

- Provision for credit losses of $28.0M (vs. $22.2M in Q4)
- Allowance for loan losses/total gross loans: at 1.11% (vs. 1.10% in Q4)


Non-performing loans
Millions
$150
$100
$50
$0
$138.8M
$120.3M
$125.4M
$119.5M
$116.7M
0.68%
0.57%
0.56%
0.51%
0.47%
1.0%
0.5%
0.0%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Non-performing loans/total gross loans
Total non-performing loans


Net charge-offs
Millions
$25
$20
$15
$10
$5
$0
$12.2M
$22.5M
$10.5M
$12.9M
$8.8M
0.25%
0.44%
0.19%
0.23%
0.15%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Net charge-offs/average total gross loans (annualized)
Net charge-offs

svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
18

History of strong, resilient credit quality

(2000: Dot-com bust)
Five non-dot-com loans drove increase in NCOs

(2008-2009: Financial Crisis)
Five problem loans drove short-lived spike in NPLs and NCOs

NPLs elevated since Q2'15 primarily due to four Sponsored Buyout loans (two were resolved) and one Corporate Finance loan



3.32%
1.07%
$18.4
1.57%
2.64%
$116.7
0.47%
0.15%
Millions
Post-crisis NCOs remained below 50 bps
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
3/31/18
Non-performing loans
Non-performing loans as % of total gross loans
Net charge-offs as % of average total gross loans (annualized)

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 19

Our credit risk profile has improved over time

- Strongest growth in recent years has been in areas with the best historic credit performance (Private Equity and Private Bank)
- Early-stage loans (with greatest historic charge-off risk) have decreased as a % of our loan portfolio
- Our overall net charge-off ratio has remained stable
- As non-early stage, corporate loans >$20M increase as a percentage of our total technology/life science loan portfolio, individual charge-offs can be nominally larger



19%
17%
20%
32%
35%
37%
38%
35%
36%
35%
37%
12%
11%
10%
8%
9%
9%
8%
6%
6%
6%
6%
0.87%
2.64%
0.77%
(0.02)%
0.31%
0.33%
0.32%
0.30%
0.46%
0.27%
0.15%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
3/31/18
Large (>$20M) technology/life science loans as % of total technology/ life science portfolio
Early-stage loans as % of loan portfolio
Net charge-offs/average total gross loans (annualized)

1.6%	2018 annualized early-stage net charge-off rate
3.3%	2008-2017 average early-stage net charge-off rate
3.8%	2016 annual early-stage net charge-off rate (VC market recalibration)
11.0%	2009 annual early-stage net charge-off rate (recession)

Q1 2018 Corporate Overview and Financial Results May 4, 2018
20

A high quality balance sheet


Non-marketable securities3 (VC Investments) $0.8, 1%
Fixed Income Securities (AFS) $10.1, 19%
Net loans 2 $24.3 46%
Fixed Income Securities (HTM) $14.5 27%
Cash $2.6 5%
Other $1.1, 2%

Period-end assets: $53.5B


Borrowings $1.8 4%
Other $1.2 2%
Interest-bearing deposits $8.4, 17%
Non-interest-bearing deposits $37.5 77%

Period-end liabilities: $48.9B

1) Balances as of 3/31/18
2) Net loans represents gross loans net of the allowance for loan losses and unearned interest income. Gross loans at 3/31/18 were $24.7B
3) Non-marketable securities net of non-controlling interests were $699 million. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

svb

Q1 2018 Corporate Overview and Financial Results May 4, 2018

21

Robust balance sheet growth Billions Strong growth inloansandsecurities Strong growth $ $ $50 $ $30 $10 Q1 2018 Corporate andFinancialResults Overview 4 6 2 $ 0 0 0 0 $ 2 26 0 1 .4 3 Other assets Net loans VC-relatedNon-marketable (primarily investments) securities securities Held-to-maturity Available-for-sale securities $39.3 2 0 1 4 $ Perio 2 Assets 4 0 4.7 1 5 E d $ 2 n 4 0 d 4.7 16 i n May 4,2018 g $51 2 0 17 .2 3 $53 /31 /18 . 5 Billions $ $ $50 $ $30 $10 Non-interest-bearing deposits Non-interest-bearing 4 6 2 $ 0 0 0 0 82% $ 2 2 0 3 1 . 3 3 ofTotal Deposits $35 2 Non-interest-bearing deposits Non-interest-bearing Other liabilities Interest-bearing deposits Interest-bearing Borrowings 0 1 . 4 3 Liabilities Perio $ 2 4 0 1.4 1 5 E d $ 2 4 n 0 d 0.9 16 i n g $ 2 4 0 As of3/31/2018 6.9 17 3 $ /31 4 8.9 /18 22 SVB 2014 4:3

A high quality investment portfolio

- Liquid, primarily fixed income portfolio with a duration of 3.4 years
- U.S. Treasuries make up 24% of investment portfolio
- New purchases in Q1'18 included residential MBS and municipal bonds



Available-for-Sale Securities
$20
$15
$10
$5
$0
Billions
$12.0
$13.5
$16.4
$12.6
$11.1
$10.1
2013
2014
2015
2016
2017
3/31/18
Period Ending



Held-to-Maturity Securities
$20
$15
$10
$5
$0
Billions
$0.0
$7.4
$8.8
$8.4
$12.7
$14.5
2013
2014
2015
2016
2017
3/31/18
Period Ending

- U.S. Treasury Securities
- U.S. agency debentures
- Agency-issued collateralized residential mortgage-backed securities – fixed rate
- Agency-issued collateralized residential mortgage-backed securities – variable rate
- Agency-issued residential mortgage-backed securities
- Municipal bonds and notes
- Agency-issued commercial mortgage-backed securities

In June 2014, certain AFS securities were re-designated as HTM. Prior to June 2014, our fixed income investment securities portfolio comprised only AFS securities.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 23

Benefits of a liquid fixed income portfolio during a rising rate environment

- Since Q1'17, average portfolio cash flows of $1.3B per quarter
- Reinvestment rates significantly higher than portfolio run-off rates

Fixed income portfolio cash flows, run-off yields and reinvestment yields by quarter



$4
$3
$2
$1
$0
Billions
4%
3%
2%
1%
0%
2.6%
2.4%
2.5%
3.2%
3.5%
1.4%
1.4%
1.6%
1.3%
1.6%
$1.2
$1.3
$1.2
$1.3
$1.4
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Fixed income cash flows
Weighted avg. yield of purchases
Weighted avg. yield of cash flows

svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
24

Q1'18: Average total client funds grew 7.9%

- Healthy venture capital funding overall, as well as healthy IPO and robust secondary offering activity for our clients drove client funds growth
- Deposit beta remained low at 12 percent


Average Total Client Funds
$125
$100
$75
$50
$25
$0
Billions
$86.1
$91.2
$97.3
$102.4
$110.5
$46.1
$49.1
$53.3
$57.6
$64.4
$32.7
$34.6
$36.6
$37.0
$38.0
$7.2
$7.5
$7.5
$7.8
$8.2
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds


Yield/Rate
0.20%
0.15%
0.10%
0.05%
0.00%
0.20%*
0.14%
0.13%
0.12%
0.12%
0.10%
0.11%
0.12%
0.12%
0.08%
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Cost of deposits
Spread on client investment fees

* Q1'18 deposit cost increase represents an increase to interest expense of $1.6M svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 25

Robust client liquidity

- Strong funding and solid exit activity for our clients, plus sustained healthy new client acquisition (especially early-stage and private equity clients), have driven client funds growth
- Deposit beta remained low at 12 percent



Average Total Client Funds
Billions
$125
$100
$75
$50
$25
$0
$43.8
$24.2
$13.9
$5.7
$58.4
$30.0
$20.4
$7.9
$75.5
$39.2
$27.8
$8.5
$82.2
$43.4
$31.2
$7.6
$94.3
$51.5
$35.2
$7.5
$110.5
$64.4
$38.0
$8.2
2013
2014
2015
2016
2017
3/31/18
Average interest-bearing deposits
Average noninterest-bearing deposits
Average off-balance sheet client funds



Yield/Rate
0.20%
0.15%
0.10%
0.05%
0.00%
0.16%
0.15%
0.06%
0.07%
0.12%
0.20%*
0.06%
0.05%
0.06%
0.07%
0.11%
0.14%
2013
2014
2015
2016
2017
3/31/18
Cost of deposits
Spread on client investment fees

* Q1'18 deposit cost increase represents an increase to interest expense of $1.6M svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
26

Expanding international business activity

$2.4B international loans*

$10.0B international deposits*

Location	Description	Year opened
U.K.	Full service branch	2012
Israel	Business development and representative office	2008
China	Business development office (Beijing)	2005
	Joint venture bank (Beijing, Shanghai)	2012
Hong Kong	Representative office	2013
Canada	Branch application in progress	TBD
Germany	Branch application in progress	TBD

* Includes average loan and deposit balances for international operations in U.K., Israel and Asia for Q1'18; this is a management segment view and does not tie to regulatory definitions for foreign exposure svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 27

Net warrant gains have exceeded early-stage charge-offs over time



Aggregate warrant gains net of early-stage losses
(2002 - 2018)
$127M
$100
$50
$0
-$50
-$100
Millions
$(3)
$8
$3
$0
$3
$22
$23
$11
$7
$37
$19
$46
$71
$71
$38
$55
$19
$(13)
$(1)
$(2)
$(7)
$(10)
$(16)
$(58)
$(23)
$(1)
$(21)
$(26)
$(30)
$(12)
$(45)
$(35)
$(6)
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Q1'18
Net gains on equity warrant assets
Early-stage net charge-offs
Cumulative net gains (warrants less ES NCOs)

svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
28

Investment securities and warrant gains


Millions
$140
$120
$100
$80
$60
$40
$20
$77.3
$46.1
$30.7
$71.0
$57.3
$71.0
$43.4
$37.9
$35.4
$54.6
2013
2014
2015
2016
2017
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests*


Reflects $15.9M of unrealized gains from Roku IPO
Reflects $8.8M of losses on sales of AFS securities
Reflects $22.2M of losses on sale of Roku securities
Millions
$35
$25
$15
$5
-$5
$9.5
$6.7
$8.2
$10.8
$9.7
$24.9
$8.0
$12.1
$19.2
-$3.8
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Net gains on equity warrant assets
Non-GAAP net gains (losses) on investment securities net of non-controlling interests*

* This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 29

Q1'18: Core fee income grew 8.1%

Strong growth driven primarily by higher client investment fees due to higher balances and rate increases and higher transaction volumes



$120
$100
$80
$60
$40
$20
$0
Millions
$82.6
$87.3
$102.7
$106.4
$8
$19
$10
$16
$20
$34
$115.0
$8
$23
$11
$18
$22
$34
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb
Q1 2018 Corporate Overview and Financial Results May 4, 2018
30

A history of strong core fee income growth

- Strong FX volume growth in 2017 partially offset by lower competitive spreads
- Higher client investment fee growth in recent quarters due to higher balances and rate increases



$400
$300
$200
$100
$0
Millions
$175
$210
$265
$316
$379
$115
2013
2014
2015
2016
2017
Q1'18
Foreign exchange fees
Credit card fees
Deposit service charges
Lending related fees
Client investment fees
Letters of credit/Standby LOC

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 31

Performance and growth driving non-interest expense Revenue and growth investment initiatives: • People (staffing, incentive compensation based on performance) • Infrastructure improvements • Enhancements to our risk and compliance infrastructure Compensation and Benefits Expense Other Noninterest Expenses 2,498 2,396 $404 2,225 $606 2,004 $346 $120 1,815 $514 $185 $307 1,669 $474 $291 $150 $105 $409 $138 $241 $97 $42 $367 $77 $121 $40 $48 $112 $145 $61 $120 $40 $40 $40 Millions $ Millions $122 $33 $30 $72 $101 $277 $35 $96 $244 $25 $66 $100 $214 $166 $50 $52 $187 $46 $27 $159 $49 $44 $122 $14 $11 $76 $94 $83 $95 $19 $73 $29 2013 2014 2015 2016 2017 Q1'18 2013 2014 2015 2016 2017 Q1'18 Salaries/wages and Incentive comp. plans Professional svcs. Premises & equip. other employee comp. Net occupancy Business dev. Other employee Avg. full-time incentives/benefits equivalent employees Other expenses* * Includes costs for FDIC and state assessments, corespondent bank fees, lending and other client-related processing, telephone, data processing and other expenses; please see our Q1 2018 Corporate Overview and Financial Results May 4, 2018 32 quarterly filings for more information.

Efficiency ratio has trended down over time

Drivers

- Continued strong revenue growth
- Focus on systems, processes and infrastructure to optimize cost efficiencies and support efficient growth over the long-term



$2,000
$1,500
$1,000
$500
$0
Millions
57.8%
56.3%
53.8%
53.7%
51.8%
47.1%
$1,029
$595
$1,211
$682
$1,449
$779
$1,600
$859
$1,951
$1,010
$564
$265
2013
2014
2015
2016
2017
Q1'18
Non-GAAP taxable equivalent revenue, net of non-controlling interests*
Non-GAAP non-interest expense, net of non-controlling interests*
Non-GAAP operating efficiency ratio*

* These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information. Non-GAAP non-interest expense net of non-controlling interests and non-GAAP efficiency ratio exclude the impact of non-controlling interests.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 33

Above-peer return on average equity

Increase in Q1'18 ROE was primarily due to higher rates and lower taxes


20%
10%
0%
11.13%
9.04%
10.46%
8.98%
11.18%
8.17%
10.90%
8.83%
12.38%
9.77%
18.12%
11.79%
2013
2014
2015
2016
2017
Q1'18[2]
SVB
Peers[1]

1. "Peers" refers to peer group as reported in our proxy statements specific to the years reported and are subject to change on an annual basis. Peer ROE is the average of our peer group based on the most recent data from SNL Financial.

2. Annualized

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 34

Assumes nointerest rate increases 2019 )Outlookdoesnotassumeanyfuture rateincreases 5) Ouroutlookfornoninterestexpense ispartlybasedonmanagement'scurrentforecastofperformance-basedincentivecompensationexpenses.Suchforecastsaresubjectto 4) Noninterest expense(excludingexpensesrelatedtononcontrollinginterests) isanon-GAAP measure,whichrepresentsnoninterest expense,butexcludesexpensesattributable 3) Core feeincomeisanon-GAAP measure,whichrepresents noninterestincome,butexcludescertainlineitemswhereperformanceis typicallysubjecttomarketorother 2) Ouroutlookfornet interestincomeandnetmarginis basedprimarilyonmanagement's currentforecastofaveragedeposit andloanbalances anddeploymentofsurplus 1) * These arenon-GAAP measures 2018 full-year outlook Non-interest expense (excluding expenses change, andactualresultsmaydiffer, basedonourperformance relativetoourinternalperformancetargets. investors. See"UseofNon-GAAP FinancialMeasures"attheendofourquarterlyearningsreleaseforfurtherinformation regardingthecalculationandlimitationsofthismeasure. noninterest expenseforfiscal2017isincludedinthispresentation, aswebelievesuchreconciliationwouldimplyadegreeofprecisionthatbeconfusingormisleadingto presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP noninterestexpense(excludingexpensesrelatedtononcontrolling interests)toGAAP to noncontrollinginterests. As weareunable toquantifysuchlineitemsthatwouldberequiredincluded inthecomparableGAAP financialmeasureforthe future period release forfurtherinformationregarding thecalculationandlimitationsofthismeasure. believe suchreconciliationwould implyadegreeofprecisionthatwouldbeconfusingormisleading toinvestors.See"UseofNon-GAAP presented withoutunreasonable efforts, noreconciliationfortheoutlookofnon-GAAP corefeeincometoGAAP noninterestincome forfiscal2017isincludedinthisrelease,aswe conditions beyondourcontrol. As weare unabletoquantifysuchlineitemsthatwouldberequiredincluded inthecomparableGAAP financialmeasureforthe futureperiod described under the section"Forward-LookingStatements". cash intoinvestment securities.Suchforecastsare subjecttochange,andactualresults maydiffer, basedonmarket conditions,actualprepayment ratesandotherfactors Allowance for loanlosses for totalgross Non-performing loans/total grossloans Non-performing Non-interest expense (excluding expenses performing loansasa%of totalgross performing related tonon-controlling interests)* Q1 2018 Corporate andFinancialResults Overview related tonon-controlling interests) Please see our most recent Financial Release and earnings call transcript forcomplete Please seeourmostrecent Financial Releaseandearnings calltranscript information onmanagement'sthis outlook. assumptionsandforecastsregarding Net loancharge-offs Net interestincome Net interestmargin Effective Tax Rate Core fee income* Average deposits Business Driver performing loans performing Preliminary Average loans Net loancharge-offs Net interestincome Business Driver Average deposits Core fee income Average loans May 4,2018 2018 FullYear Outlookvs. 2017 outlook Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. Between 0.50% and0.70% of Between 3.50%and3.60% Between 27.0% and 30.0% Comparable to2017 levels the lowdoubledigits the lowdoubledigits Full Year Results the hightwenties total grossloans total grossloans the lowthirties the highteens 2018 FullYear Outlookvs. 2017 Full (as of Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Increase atapercentage ratein Between 0.30%-0.50% ofavg. (as of the highteenstolowtwenties the mid-teenstohighteens 4/26/2018 the lowdoubledigits the highsingledigits total grossloans 4/26/2018 Outlook increased Outlook increased Year Results the mid-teens Outlook increased Outlook increased Outlook increased from previousoutlookof3.35% and3.45% previous outlookofmid-singledigits ) Change from1/26/18 outlook ofhighteens outlook ofhighteens outlook ofmid-teens ) tohightwentiesfromprevious tobetween3.50%and3.60% FinancialMeasures"attheendof this to low thirties fromprevious tolowthirties No change No change No change No change No change tohighteensfromprevious tolowdoubledigitsfrom 35 SVB 2014 4:3

We expect rising rates to benefit us significantly We expect each 25 bps increase in short-term rates to contribute approximately $52 million to Net Interest Income* Changes in short-term interest rates Changes in Fed Changes in Net impact interest earned on: Funds Rate Interest Income (basis points) • Variable rate loans • Variable rate investment securities and reinvestment +100 +$209M • Cash and cash equivalents Primary benchmark indices: • National and SVB Prime rates +200 +$423M • 1-month and 3-month LIBOR • Federal Funds target rate * As reported in our sensitivity analysis included in our Q1 2018 Form 10-Q reports pursuant to applicable SEC requirements; these estimates are reported on a pre-tax basis and are based on a static balance sheet and assumptions as of March 31, 2018. Actual results may differ. Simulations used to analyze interest rate sensitivity may differ from actual results due to, among other things: differences in timing, frequency, and magnitude of changes in market rates; impact of competition; fluctuating business conditions and impact of strategies taken by management to mitigate these risks. Q1 2018 Corporate Overview and Financial Results May 4, 2018 36

Complex regulatory environment As a growing global, commercial bank with a holding company structure, we face a complex regulatory landscape and have ongoing investment in regulatory and compliance infrastructure -- people, processes and systems Key areas of regulatory focus include the following: • Enhanced Prudential Standards for >$50B bank holding companies ◦ CCAR ◦ Stress Testing ◦ Resolution Planning ◦ Modified Liquidity Coverage Ratio (LCR) • "Advanced Approaches" capital rules for banking organizations with >$10B foreign exposure ◦ Standardized capital floor ◦ More stringent capital buffer and leverage ratio requirements ◦ Full LCR • Risk Management program enhancements • BSA/AML • Current Expected Credit Loss (CECL) implementation Q1 2018 Corporate Overview and Financial Results May 4, 2018 37

We are well capitalized: SVBFG capital ratios[1]

	2013	2014	2015	2016	2017	Q1'18
CET 1 risk-based capital	-	-	12.28%	12.80%	12.78%	12.87%
Tier 1 risk-based capital	11.94%	12.91%	12.83	13.26	12.97	13.06
Total risk-based capital	13.13	13.92	13.84	14.21	13.96	13.99
Tier 1 leverage	8.31	7.74	7.63	8.34	8.34	8.67
Tangible common equity to tangible assets[2]	7.43	7.15	7.16	8.15	8.16	8.25
Tangible common equity to risk-weighted assets[2]	11.61	12.93	12.34	12.89	12.77	12.65

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018

38

We are well capitalized: bank capital ratios[1]

- Pressure on Tier 1 Leverage ratio from exceptional deposit and total asset growth in 2014 and 2015
- Down-streaming of capital from holding company (Q2'14 $435M common equity raise and Q1'15 $350M debt raise) increased bank capital ratios across the board
- Strong Bank earnings resulted in $25M of dividends from Bank to SVBFG in Q1'18, $90M in 2017 and $40M in 2016

	2013	2014	2015	2016	2017	Q1'18
CET 1 risk-based capital[2]	-	-	12.52%	12.65%	12.06%	11.90%
Tier 1 risk-based capital	10.11%	11.09%	12.52	12.65	12.06	11.90
Total risk-based capital	11.32	12.12	13.60	13.66	13.04	12.88
Tier 1 leverage	7.04	6.64	7.09	7.67	7.56	7.69
Tangible common equity to tangible assets[3]	6.58	6.38	6.95	7.77	7.47	7.41
Tangible common equity to risk-weighted assets[3]	9.84	11.19	12.59	12.75	11.98	11.68

1) All ratios, except TCE/TA and TCE/RWA, are as reported in our most recent bank holding company consolidated reports on Form FR Y9C. TCE/TA and TCE/RWA ratios are as reported in our most recent quarterly earnings releases.
2) Basel III adopted in January 2015
3) These are non-GAAP measures. Please see non-GAAP reconciliations at end of this presentation for more information.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 39

Q1 2018 Reconciliations Non-GAAP Corporate and Financial Results Overview May 4, 2018 40 SVB20144:3

Non-GAAP reconciliation

Core fee income[1]

Non-GAAP core fee income (dollars in thousands)	Quarter ended				
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018
GAAP noninterest income	$117,659	$128,528	$158,778	$152,266	$155,518
Less: gains on investment securities, net	15,970	17,630	15,238	15,765	9,058
Less: net gains on equity warrant assets	6,690	10,820	24,922	12,123	19,191
Less: other noninterest income	12,421	12,811	15,896	17,982	12,259
Non-GAAP core fee income	$82,578	$87,267	$102,722	$106,396	$115,010

Non-GAAP core fee income (dollars in thousands)	Year ended December 31,				
	2013	2014	2015[2]	2016	2017
GAAP noninterest income	$673,206	$572,239	$472,794	$456,552	$557,231
Less: gains on investment securities, net	419,408	267,023	89,445	51,740	64,603
Less: net gains on equity warrant assets	46,101	71,012	70,963	37,892	54,555
Less: other noninterest income (loss)	32,222	24,573	47,004	50,750	59,110
Non-GAAP core fee income	$175,475	$209,631	$265,382	$316,170	$378,963

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 41

Non-GAAP reconciliation*

Non-marketable and other equity securities

Non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Mar 31, 2018
GAAP non-marketable and other equity securities	$824,936
Less: amounts attributable to non-controlling interests	125,568
Non-GAAP non-marketable and other equity securities, net of non-controlling interests	$699,368

Composition of non-GAAP non-marketable and other equity securities, net of non-controlling interests (dollars in thousands)	Mar 31, 2018
Non-marketable and other equity securities (fair value accounting):	
Consolidated venture capital and private equity fund investments	$33,358
Unconsolidated venture capital and private equity fund investments	205,651
Investments without a readily determinable fair value	29,825
Other equity securities in public companies	4,694
Non-marketable securities (equity method accounting):	
Venture capital and private equity fund investments	69,018
Debt funds	18,884
China Joint Venture Investment	76,384
Other investments	35,731
Investments in qualified affordable housing projects, net	225,823
Total non-marketable and other equity securities	$699,368

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 42

Non-GAAP reconciliation[1]

Net gains (losses) on investment securities

Non-GAAP net gains (losses) on investment securities (dollars in thousands)	Quarter ended Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018
GAAP net gains on investment securities	$15,970	$17,630	$15,238	$15,765	$9,058
Less: income attributable to noncontrolling interests, including carried interest	6,462	9,465	5,496	7,764	12,905
Non-GAAP net gains on investment securities, net of noncontrolling interests	$9,508	$8,165	$9,742	$8,001	$(3,847)

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2013	2014	2015[2]	2016	2017
GAAP net gains on investment securities	$419,408	$267,023	$89,445	$51,740	$64,603
Less: income attributable to noncontrolling interests, including carried interest	342,128	236,294	32,115	8,312	29,187
Non-GAAP net gains on investment securities, net of noncontrolling interests	77,280	30,729	57,330	43,428	35,416

1) This is a non-GAAP measure. See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised to reflect the retrospective application of new accounting guidance adopted in the second quarter of 2015 related to deconsolidation of our investments in VC- and PE-related funds (ASU 2015-02).

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 43

Non-GAAP reconciliation*

Capital ratios

Consolidated (SVBFG) TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,					March 31,
	2013	2014	2015	2016	2017	2018
GAAP SVBFG stockholders' equity	$1,961,635	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446
Less: Intangible assets	—	—	—	—	—	—
Tangible common equity (TCE)	$1,961,635	$2,813,072	$3,198,134	$3,642,554	$4,179,795	$4,415,446
GAAP Total assets	$26,410,144	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787
Less: Intangible assets	—	—	—	—	—	—
Tangible assets (TA)	$26,410,144	$39,337,869	$44,686,703	$44,683,660	$51,214,467	$53,500,787
Risk-weighted assets (RWA)	$16,901,501	$21,755,091	$25,919,594	$28,248,750	$32,736,959	$34,903,720
Tangible common equity to tangible assets	7.43%	7.15%	7.16%	8.15%	8.16%	8.25%
Tangible common equity to risk-weighted assets	11.61%	12.93%	12.34%	12.89%	12.77%	12.65%

Bank only TCE/TA and TCE/RWA

Non-GAAP tangible common equity and tangible assets (dollars in thousands, except ratios)	Year ended December 31,					March 31,
	2013	2014	2015	2016	2017	2018
Tangible common equity (TCE)	$1,634,389	$2,399,411	$3,059,045	$3,423,427	$3,762,542	$3,900,094
Tangible assets (TA)	$24,849,484	$37,607,973	$44,045,967	$44,059,340	$50,383,774	$52,622,450
Risk-weighted assets (RWA)	$16,612,870	$21,450,480	$24,301,043	$26,856,850	$31,403,489	$33,396,675
Tangible common equity to tangible assets	6.58%	6.38%	6.95%	7.77%	7.47%	7.41%
Tangible common equity to risk-weighted assets	9.84%	11.19%	12.59%	12.75%	11.98%	11.68%

* See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018

44

Non-GAAP reconciliation

Non-interest income[1]

Non-GAAP non-interest income, net of non-controlling interests (dollars in thousands)	Quarter ended				
	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Mar 31, 2018
GAAP non-interest income	$117,659	$128,528	$158,778	$152,266	$155,518
Less: income attributable to non-controlling interests, including carried interests	6,559	9,536	5,614	7,743	13,024
Non-GAAP non-interest income, net of non-controlling interests	111,100	118,992	153,164	144,523	142,494

Non-GAAP Non-interest income, net of non-controlling interests (dollars in thousands)	Year ended				
	2013	2014	2015[2]	2016	2017
GAAP noninterest income	$673,206	$572,239	$472,794	$456,552	$557,231
Less: income attributable to noncontrolling interests, including carried interest	342,904	233,624	31,736	8,039	29,452
Non-GAAP noninterest income, net of noncontrolling interests	$330,302	$338,615	$441,058	$448,513	$527,779
Less: net (losses) on the SVBIF sale transaction	—	(13,934)	—	—	—
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$330,302	$352,549	$441,058	$448,513	$527,779

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Amounts prior to December 31, 2015 have not been revised for the adoption of accounting guidance related to our investments in VC- and PE-related funds (ASU 2015-02 Deconsolidation).

svb Q1 2018 Corporate Overview and Financial Results May 4, 2018 45

Non-GAAP reconciliation

Non-GAAP operating efficiency ratio, net of non-controlling interests[1]

(Dollars in thousands, except ratios)	Year ended December 31, 2013	2014	2015	2016	2017	QTD March 31, 2018
GAAP noninterest expense[2]	$ 607,602	$ 700,669	$ 779,962	$ 859,797	$ 1,010,655	$ 265,417
Less: amounts attributable to noncontrolling interests	12,714	18,867	828	524	813	(32)
Non-GAAP noninterest expense, net of noncontrolling interests	$ 594,888	$ 681,802	$ 779,134	$ 859,273	$ 1,009,842	$ 265,449
GAAP net interest income	$ 697,344	$ 856,595	$ 1,006,425	$ 1,150,523	$ 1,420,369	$ 419,863
Adjustments for taxable equivalent basis	1,724	1,689	1,564	1,203	3,076	1,354
Non-GAAP taxable equivalent net interest income	$ 699,068	$ 858,284	$ 1,007,989	$ 1,151,726	$ 1,423,445	$ 421,217
Less: income attributable to noncontrolling interests	76	33	8	66	33	9
Non-GAAP taxable equivalent net interest income, net of noncontrolling interests	$ 698,992	$ 858,251	$ 1,007,981	$ 1,151,660	$ 1,423,412	$ 421,208
GAAP noninterest income	$ 673,206	$ 572,239	$ 472,794	$ 456,552	$ 557,231	$ 155,518
Non-GAAP noninterest income, net of noncontrolling interests and excluding one time adjustments	$ 330,302	$ 352,549	$ 441,058	$ 448,513	$ 527,779	$ 142,494
GAAP total revenue	$ 1,370,550	$ 1,428,834	$ 1,479,219	$ 1,607,075	$ 1,977,600	$ 575,381
Non-GAAP taxable equivalent revenue, net of noncontrolling interests	$ 1,029,294	$ 1,210,800	$ 1,449,039	$ 1,600,173	$ 1,951,191	$ 563,702
GAAP operating efficiency ratio	44.33%	49.04%	52.73%	53.50%	51.11%	46.13%
Non-GAAP operating efficiency ratio	57.80%	56.31%	53.77%	53.70%	51.76%	47.09%

1) See "Use of Non-GAAP Financial Measures" at the end of our most recent quarterly earnings release for further information regarding the calculation and limitations of this measure.
2) Our consolidated GAAP noninterest expenses were modified from prior periods' presentation to conform to the current period's presentation, which reflects our provision for loan losses and provision for unfunded credit commitments together as our "provision for credit losses". In prior periods, our provision for unfunded credit commitments were reported separately as a component of noninterest expense.

Q1 2018 Corporate Overview and Financial Results May 4, 2018

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Q1 2018 Corporate andFinancialResults Overview Find SVB onLinkedIn, Facebook and Twitter on LinkedIn, Facebook and Twitter and Facebook LinkedIn, SVB on Find moleary@svb.com T 408 654 6364 M 650 255 9934 9934 255 650 M 6364 654 408 T 3005 Tasman 95054 CA 3005 Clara, Drive Santa Head of Investor Relations Investor of Head MeghanO’Leary May 4,2018 47 SVB 2014 4:3